                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 18, 2001
                                                 ------------------

                         AK STEEL HOLDING CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


        Delaware               File No. 1-13696                 31-1401455
    ---------------        ------------------------         ----------------
    (State or other        (Commission file number)           (IRS employer
    jurisdiction of                                           identification
     incorporation)                                              number)


     703 Curtis Street, Middletown, Ohio             45043
   ----------------------------------------       -------------
   (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

          On December 18, 2001, AK Steel Corporation (NYSE:AKS) announced that it had signed a non-binding letter of intent to sell the assets of its Sawhill Tubular Division to John Maneely Company, Collingswood, New Jersey. The sale is contingent upon approval by the board of directors of both companies, regulatory clearance under the Hart-Scott-Rodino Act, the negotiation and execution of a definitive purchase agreement and the satisfaction of other conditions to closing.

          AK Steel is selling the Sawhill Tubular Division because the Division's product line does not fit into its long-range market strategy. The Division manufactures continuous weld, electric resistance weld, seamless and mechanical tube and pipe products that are used in construction, manufacturing, transportation, fire suppression and conveyor systems. The Sawhill Tubular Division currently employs about 775 persons in plants at Sharon and Wheatland, Pennsylvania and Warren, Ohio.


Item 7.   Exhibit.
          -------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1) News Release dated December 18, 2001.

                                       2

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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AK STEEL HOLDING CORPORATION


                                    /s/ Brenda S. Harmon
                                    --------------------------------
                                    Brenda S. Harmon
                                    Secretary



Dated:  December 19, 2001

                                       3

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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                 EXHIBIT INDEX



Exhibit No.    Description                              Page
-----------    -----------                              ----

   (1)         News Release dated December 18, 2001       5



                                       4